UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 25, 2024

American Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-41951	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.08 Shareholder Director Nominations.
On June 25, 2024, our Board of Directors, or our Board, established November 7, 2024 as the date of our 2024 annual meeting of stockholders, or the 2024 Annual Meeting. Because the date of the 2024 Annual Meeting differs by more than 30 days from the anniversary date of the previous annual meeting of stockholders, previously announced deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise, are no longer applicable.
To be considered for inclusion in this year’s proxy materials for the 2024 Annual Meeting pursuant to Rule 14a-8, stockholder proposals must be received by our Secretary at 18191 Von Karman Avenue, Suite 300, Irvine, California 92612 no later than 5:00 p.m., Pacific Time, on July 10, 2024, which we have determined to be a reasonable time before we expect to begin to print and send our proxy materials. In addition to complying with this deadline, stockholder proposals must comply with all applicable U.S. Securities and Exchange Commission, or SEC, rules, including Rule 14a-8, the requirements set forth in our Amended and Restated Bylaws, or the Bylaws, and applicable law.
In accordance with the Bylaws, because the date of the 2024 Annual Meeting has been delayed by more than thirty days from the anniversary date of the 2023 Annual Meeting, in order for a stockholder entitled to vote to bring a proposal or submit a nominee for director at the 2024 Annual Meeting, such stockholder must be a stockholder of record on the date of giving such notice and must continue to be a stockholder of record on the date established by our Board as the record date for the determination of stockholders entitled to vote at the 2024 Annual Meeting, and such notice by such stockholder must be received no later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the 2024 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2024 Annual Meeting is first made. Accordingly, notice of stockholder proposals or nominations for director for the 2024 Annual Meeting must be received no later than 5:00 p.m., Pacific Time, on July 10, 2024.
In addition to complying with the deadline, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2024 Annual Meeting must comply with all applicable SEC rules, including Rule 14a-19 under the Exchange Act, the requirements set forth in the Bylaws and applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthcare REIT, Inc.
June 28, 2024
By:/s/ Danny Prosky
Name: Danny Prosky
Title: Chief Executive Officer and President